SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 31, 2007
Date of Report (Date of earliest event reported)

EDGAR Online, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-26071	06-1447017
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

50 Washington Street, Norwalk, Connecticut 06854
(Address of principal executive offices) (Zip Code)

(203) 852-5666
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On July 31, 2007, EDGAR Online, Inc. (the “Company”) issued a press release announcing its results of operations for the second quarter of 2007. The press release issued by the Company in connection with the announcement is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year

On July 30, 2007, the Board of Directors approved an amendment to the Company’s Bylaws to comply with amendments to NASDAQ Rule 4350(l), which requires securities listed on NASDAQ to be eligible for a Direct Registration Program operated by a clearing agency registered under Section 17A of the Securities Exchange Act of 1934 by January 1, 2008. The text of the amended Section 5.1 of Article V of the Bylaws is attached as Exhibit 3.2.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.	Description
3.3.1	Amended Section 5.1 of Article V of the Bylaws
99.1	Press Release, dated July 31, 2007, of the Registrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2007	EDGAR ONLINE, INC.

/s/ Philip D. Moyer
Philip D. Moyer
Chief Executive Officer and President